DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     The Lexington Ramirez Global Income Fund ended 1998 with strong performance. The Fund returned 6.53%* in the final quarter and ended the year with a respectable 8.21%* total return. Emerging market debt, particularly that of Latin American borrowers, was under pressure for much of the year reflecting fiscal problems in Brazil and fears that Russia's default would spill over onto other borrowers. High yielding, emerging market debt accounts for about half of total Fund assets. Fortunately, a sizeable portion of this investment is in Eastern Europe, a region that so far has proven immune to investor credit fears. Also, large investments in Denmark, Greece and the U.K. - markets with solid double-digit gains last year - helped to lift our total return.

     While the Fund's broad investment exposure hurt its relative performance last year the benefits become clear once you step back a little. For example, over the last three years, the Fund has returned 8.8%* compounded annually. Our investment strategy stresses diversification which helps minimize the Fund's price volatility. The share price ranged between $9.86 and $10.90 last year. Income is the prime driver behind total return.

     We divide all global fixed income securities into four groups. The categories reflect whether the bonds are U.S. dollar denominated or not and whether borrowers are in developed markets or emerging markets. We then try to pick the best values in each of these four segments. Importantly, however, we keep a balance between the sectors and this is what limits our price volatility. Last year, we saw value in Europe, outside the Euro-currency block. The best bets for 1999 may be domestic high yield mortgage debt - which now trades 1,000 basis points cheaper than U.S. Treasury bonds - and emerging Asian debt. We will be bolstering these holdings in the months ahead.

     Last year, investors who purchased long-term, liquid, high-grade debt were the winners. These securities performed well during a period which was marked by a decline in interest rates and heightened fears about creditworthiness and liquidity. We anticipate a very different environment in the year ahead. It is likely that the Russian debt default, the Long Term Capital Management bail-out, and finally the launch of the Euro currency were watershed events which marked a cyclical low in global developed market interest rates. In 1999, we think income -rather than price appreciation - will be the dominant factor behind a bond investor's total return. Moreover, a modest but persistent rise in bond yields is probable given the prospect of higher inflation in the months ahead. Your Fund is positioned to perform well in such an investment world.

     We wish to thank you for your continued support.

Sincerely,


/s/ Denis P. Jamison    /s/ Maria Fiorini Ramirez     /s/ Robert M. DeMichele
--------------------    --------------------------    --------------------------
Denis P. Jamison        Maria Fiorini Ramirez        Robert M. DeMichele
Portfolio Manager       Portfolio Manager            President
February, 1999          February, 1999               February, 1999

--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                    LEXINGTON RAMIREZ GLOBAL INCOME FUND AND
                THE UNMANAGED LEHMAN BROTHERS GLOBAL BOND INDEX


[The following table represents a line graph in the printed report.]


       Year            Ramirez             LBGBI
==========================================================
     12/31/94          $10,000            $10,000
     6/30/95           $11,054            $11,503
     12/31/95          $12,010            $12,018
     6/30/96           $12,471            $11,913
     12/31/96          $13,611            $12,664
     6/30/97           $13,903            $12,464
     12/31/97          $14,291            $12,795
     6/30/98           $14,724            $13,248
     12/31/98          $15,464            $14,757



                                           AVERAGE ANNUAL STANDARD TOTAL RETURNS
                                               FOR THE PERIOD ENDED 12/31/98
          ----------------------------------------------------------------------
          FUND/INDEX                                   1 YEAR    Since Inception
                                                                   12/31/94
          ----------------------------------------------------------------------
          LEXINGTON RAMIREZ
          GLOBAL INCOME FUND                            8.21%       11.51%
          ----------------------------------------------------------------------
          LEHMAN BROTHERS
          GLOBAL BOND FUND                             15.33%       10.22%
          ----------------------------------------------------------------------



*Prior to December 31, 1994, the Fund operated under a different investment objective.

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Lehman Brothers Global Bond Index. Results for the Fund and the Lehman Brothers Global Bond Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

--------------------------------------------------------------------------------





* 8.21%, 7.65% and 7.96% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1998. Prior to December 31, 1994, the Fund operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998


     PRINCIPAL
      AMOUNT                                                         VALUE
     OR SHARES                        SECURITY                      (NOTE 1)
------------------------------------------------------------------------------
                     LONG-TERM DEBENTURES: 91.8%
                     GOVERNMENT OBLIGATIONS: 54.6%
                     ARGENTINA: 5.5%
$ 2,200,000          Republic of Argentina,
                     9.75%, due 09/19/27 .....................   $1,988,849
                                                                 ----------
                     BRAZIL: 3.9%
  2,355,240          Republic of Brazil, "C" Bond,
                     5.00%, due 04/15/14 .....................    1,413,144
                                                                 ----------
                     DOMINICAN REPUBLIC: 2.2%
  1,200,000          Central Bank of Dominican Republic,
                     Floating Rate Note,
                     6.625%, due 08/30/24 ....................      798,000
                                                                 ----------
                     ECUADOR: 1.6%
  1,100,000          Government of Ecuador,
                     Floating Rate Note,
                     6.625%, due 02/28/25 ....................      580,250
                                                                 ----------
                     GREECE: 10.2%
500,000,000 *        Hellenic Republic,
                     9.80%, due 03/21/00 .....................    1,780,952
310,000,000 *        Hellenic Republic,
                     Floating Rate Note,
                     13.10%, due 10/23/03 ....................    1,136,867
200,000,000 *        Hellenic Republic,
                     8.80%, due 06/19/07 .....................      796,667
                                                                 ----------
                                                                  3,714,486
                                                                 ----------
                     HUNGARY: 5.3%
200,000,000*         Government of Hungary,
                     21.00%, due 10/24/99 ....................      964,938
200,000,000*         Government of Hungary,
                     16.00%, due 11/24/00 ....................      950,352
                                                                 ----------
                                                                  1,915,290
                                                                 ----------
                     KOREA: 2.8%
  1,000,000          Republic of Korea,
                     8.75%, due 04/15/03 .....................    1,021,080
                                                                 ----------
                     MEXICO: 2.1%
  1,000,000          United Mexican States,
                     6.25%, due 12/31/19 .....................      775,000
  1,000,000          United Mexican States (Rights) ..........            -
                                                                 ----------
                                                                    775,000
                                                                 ----------
                     NORWAY: 3.7%
10,000,000 *         Government of Norway,
                     7.00%, due 05/31/01 .....................    1,345,363
                                                                 ----------
                     PHILIPPINES: 2.9%
40,000,000 *         Republic of the Philippines,
                     18.50%, due 05/07/00 ....................    1,055,929
                                                                 ----------

   PRINCIPAL                                               VALUE
     AMOUNT                    SECURITY                   (NOTE 1)
===============   ==================================   =============
                  POLAND: 6.8%
4,500,000*        Government of Poland,
                  12.00%, due 06/12/01 .............   $1,296,137
4,000,000*        Government of Poland,
                  12.00%, due 02/12/03 .............    1,175,745
                                                       ----------
                                                        2,471,882
                                                       ----------
                  SOUTH AFRICA: 2.5%
5,100,000*        Electricity Supply Commission
                  (ESKOM),
                  11.00%, due 06/01/08 .............      645,793
2,000,000*        Republic of South Africa,
                  12.00%, due 02/28/05 .............      288,546
                                                       ----------
                                                          934,339
                                                       ----------
                  UNITED KINGDOM: 4.6%
1,000,000 *       Government of United Kingdom
                  Treasury Bond,
                  6.00%, due 08/10/99 ..............    1,669,564
                                                       ----------
                  UNITED STATES: 0.5%
$ 300,000         U.S. Strip Bond,
                  0.00%, due 11/15/08 ..............      184,689
                                                       ----------
                  TOTAL GOVERNMENT OBLIGATIONS
                  (cost $20,905,790)................   19,867,865
                                                       ----------
                  CORPORATE BONDS: 37.2%
                  ARGENTINA: 2.5%
1,000,000         Compagnie De Radiocomunicaciones
                  Moviles SA,
                  9.25%, due 05/08/081,2 ...........      905,169
                                                       ----------
                  CANADA: 0.9%
  500,000*        Rogers Communications, Inc.,
                  10.50%, due 02/14/06 .............      344,251
                                                       ----------
                  CZECH REPUBLIC: 4.0%
12,500,000 *      CEZ, A.S.,
                  11.30%, due 06/06/05 .............      422,201
30,000,000 *      International Finance Corporation,
                  24.00%, due 10/12/99 .............    1,039,207
                                                       ----------
                                                        1,461,408
                                                       ----------
                  DENMARK: 9.8%
3,482,000 *       Danske Kredit,
                  6.00%, due 10/01/29 ..............      534,527
4,900,000 *       Nykredit A/S,
                  6.00%, due 10/01/29 ..............      755,671
4,700,000 *       Realkredit Danmark A/S,
                   6.00%, due 10/01/29 .............      724,088
9,995,000 *       Unikredit Realkredit,
                   6.00%, due 10/01/29 .............    1,532,462
                                                       ----------
                                                        3,546,748
                                                       ----------

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)


  PRINCIPAL                                               VALUE
    AMOUNT                    SECURITY                   (NOTE 1)
============= ======================================= =============
              CORPORATE BONDS (CONTINUED):
              DOMINICAN REPUBLIC: 3.4%
 $1,500,000   Tricom, S.A.,
              11.375%, due 09/01/04 .................  $ 1,233,750
                                                       -----------
              MEXICO: 3.0%
  1,000,000   Cemex SA,
              12.75%, due 07/15/06 ..................    1,101,350
                                                       -----------
              UNITED STATES: 13.6%
    564,778   ABN-AMRO Mortgage Corporation,
              Series 1998-1, Class B4,
              6.7079%, due 04/25/281 ................      367,635
    561,608   BA Mortgage Securities, Inc.,
              Series 1997-2, Class B4,
              7.25%, due 10/25/271 ..................      333,630
  1,000,000   Chiquita Brands International Inc.,
              10.25%, due 11/01/06 ..................    1,042,500
    950,000   Clark Materials Handling Company,
              Senior Note, Series D,
              10.75%, due 11/15/06 ..................      983,250
    186,344   DLJ Mortgage Acceptance Corporation,
              Series 1996-I, Class B4,
              7.25%, due 09/25/111, 2 ...............      144,183
    925,926   Norwest Asset Securities Corporation,
                Series 1997-6, Class B4,
              7.50%, due 05/25/271,2 ................      605,613
    692,808   PNC Mortgage Securities Corporation,
              Series 1997-5, Class B5,
              7.25%, due 10/25/271,2 ................      452,274
    694,774   PNC Mortgage Securities Corporation,
              Series 1998-2, Class VB5,
              6.625%, due 03/25/281,2 ...............      424,464
  1,498,836   PNC Mortgage Securities Corporation,
              Series 1998-11, Class 1B6,
              6.50%, due 11/25/281,2 ................      326,465
    300,147   Residential Asset Securitization Trust,
              Series 1997-A6, Class B4,
              7.25%, due 09/25/121,2 ................      279,043
                                                       -----------
                                                         4,959,057
                                                       -----------
              TOTAL CORPORATE BONDS
              (cost $13,983,516).....................   13,551,733
                                                       -----------
              TOTAL LONG-TERM DEBENTURES
              (cost $34,889,306).....................   33,419,598
                                                       -----------

                    SHORT-TERM INVESTMENTS: 5.6%
                    TURKEY: 4.0%
 600,000,000,000*   Government of Turkey Treasury Bills,
                    0.00%, due 05/05/99 ....................  $ 1,443,309
                                                              -----------
                    UNITED STATES: 1.6%
$  600,000          U.S. Treasury Bills,
                    4.25%, due 02/04/99 ....................      597,591
                                                              -----------
                    TOTAL SHORT-TERM INVESTMENTS
                    (cost $2,160,833).......................    2,040,900
                                                              -----------
                    TOTAL INVESTMENTS: 97.4%
                    (cost $37,050,139+) (Note 1)............   35,460,498
                    Other assets in excess of
                    liabilities: 2.6% ......................      946,064
                                                              -----------
                    TOTAL NET ASSETS: 100.0%
                    (equivalent to $10.36 per share on
                    3,512,625 shares outstanding) ..........  $36,406,562
                                                              ===========

 * Principal amount represents local currency.
 1 Restricted Security (Note 8).
 2 Illiquid Security (Note 9).
 + Aggregate cost for Federal income tax purposes is $37,050,269.


   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS
Investments, at value (cost $37,050,139) (Note 1)......................................   $35,460,498
Cash ..................................................................................        14,041
Receivable for shares sold ............................................................        30,411
Interest receivable ...................................................................     1,161,672
                                                                                          -----------
    Total Assets ......................................................................    36,666,622
                                                                                          -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ......................................        40,627
Payable for shares redeemed ...........................................................        10,076
Distributions payable .................................................................       161,892
Accrued expenses ......................................................................        47,465
                                                                                          -----------
    Total Liabilities .................................................................       260,060
                                                                                          -----------
NET ASSETS (equivalent to $10.36 per share on
 3,512,625 shares outstanding) (Note 4) ...............................................   $36,406,562
                                                                                          ===========
NET ASSETS consist of:
Additional paid-in capital (Note 1) ...................................................   $37,956,461
Distributions in excess of net investment income (Note 1) .............................      (134,882)
Accumulated net realized gain on investments and foreign currency transactions
 (Note 1) .............................................................................       162,854
Unrealized depreciation of investments and foreign currency translation of other assets
 and liabilities ......................................................................    (1,577,871)
                                                                                          -----------
    TOTAL NET ASSETS ..................................................................   $36,406,562
                                                                                          ===========

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENT OF OPERATIONS
Year ended December 31, 1998



INVESTMENT INCOME
Interest ...............................................................    $  4,219,398
Less: foreign tax expense ..............................................         123,887
                                                                            ------------
 Total investment income ...............................................                      $  4,095,511

EXPENSES
 Investment advisory fee (Note 2) ......................................         317,877
 Distribution expenses (Note 3) ........................................          49,456
 Transfer agent and shareholder servicing expenses (Note 2) ............          40,051
 Custodian expenses ....................................................          38,959
 Printing and mailing expenses .........................................          36,168
 Professional fees .....................................................          35,316
 Accounting expenses (Note 2) ..........................................          22,214
 Registration fees .....................................................          19,947
 Directors' fees and expenses ..........................................          17,433
 Computer processing fees ..............................................           8,417
 Other expenses ........................................................          16,311
                                                                            ------------
  Total expenses. ......................................................         602,149
  Less: expenses recovered under contract with
   investment adviser (Note 2) .........................................         125,346           476,803
                                                                            ------------      ------------

  Net investment income. ...............................................                         3,618,708

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 5)
 Net realized gain (loss) on:
  Investments ..........................................................         690,546
  Foreign currency transactions ........................................        (847,222)
                                                                            ------------
   Net realized loss ...................................................                          (156,676)

 Net change in unrealized depreciation on:
  Investments ..........................................................      (1,138,403)
  Foreign currency translation of other assets and liabilities .........          (3,093)
                                                                            ------------
   Net change in unrealized depreciation ...............................                        (1,141,496)
                                                                                              ------------
     Net realized and unrealized loss ..................................                        (1,298,172)
                                                                                              ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................                      $  2,320,536
                                                                                              ============

   The Notes to Financial Statements are an integral part of this statement.

                                       6




LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                                                   1998              1997
                                                                               ------------      ------------
Net investment income .....................................................    $  3,618,708      $  2,052,118
Net realized gain (loss) from investments and foreign currency
  transactions ............................................................        (156,676)           94,293
Net change in unrealized depreciation of investments and foreign
  currency translation ....................................................      (1,141,496)       (1,154,451)
                                                                               ------------      ------------
   Increase in net assets resulting from operations .......................       2,320,536           991,960
Distributions to shareholders from net investment income (Note 1) .........      (2,758,226)       (1,746,581)
Distributions to shareholders from net realized gains from
  security transactions (Note 1) ..........................................        (624,804)         (556,566)
Increase (decrease) in net assets from capital share
  transactions (Note 4) ...................................................      13,801,323        (4,130,900)
                                                                               ------------      ------------
   Net increase (decrease) in net assets ..................................      12,738,829        (5,442,087)
NET ASSETS:
 Beginning of period ......................................................      23,667,733        29,109,820
                                                                               ------------      ------------
 End of period (including distributions in excess of net investment income of $134,882 and $148,142 in 1998 and 1997,
  respectively) ...........................................................    $ 36,406,562      $ 23,667,733
                                                                               ============      ============

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES
Lexington Ramirez Global Income Fund (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Long-term debt obligations held by the Fund are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when LMC deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation. Equity securities are valued at the last sale price on the exchange, as of the close of business on the day the securities are being valued. In the absence of any sales, securities are valued at the mean of the last available bid and asked prices. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

     The Fund authorizes its custodian to place and maintain debt obligations in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. At December 31, 1998, the Fund had no forward foreign currency contracts outstanding.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

     DISTRIBUTIONS Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with MFR Advisors Inc. ("MFR") under which MFR provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and MFR, LMC pays MFR a monthly sub-advisory fee at the annual rate of 0.35% of the Fund's average daily net assets in excess of $15 million. For 1998, LMC has voluntarily agreed to limit the total expenses of the Fund (including management fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.50% of the Fund's average daily net assets. Total reimbursement was $125,346 for the year ended December 31, 1998, and is set forth in the statement of operations.

     The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $49,851, which are incurred by the Fund, but paid by LMC.

3. DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1998, were $49,456 and are set forth in the statement of operations.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

4. CAPITAL STOCK

Transactions in capital stock were as follows:



                                                                                     Year ended
                                                               December 31, 1998                    December 31, 1997
                                                       ----------------------------------   ----------------------------------
                                                            Shares            Amount             Shares            Amount
                                                       ---------------   ----------------   ---------------   ----------------
Shares sold ........................................       2,249,211      $  24,156,657         1,230,549      $  13,579,416
Shares issued on reinvestment of dividends .........         290,497          3,013,322           259,657          2,825,735
                                                           ---------      -------------         ---------      -------------
                                                           2,539,708         27,169,979         1,490,206         16,405,151
Shares redeemed ....................................      (1,263,118)       (13,368,656)       (1,848,616)       (20,536,051)
                                                          ----------      -------------        ----------      -------------
Net increase (decrease) ............................       1,276,590      $  13,801,323          (358,410)     $  (4,130,900)
                                                          ==========      =============        ==========      =============

5. INVESTMENT TRANSACTIONS
The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $27,022,134 and $13,521,199, respectively.

     At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,121,253 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,711,024.

6. INVESTMENT AND CONCENTRATION RISKS
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7. OPTION CONTRACTS
When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

7. OPTION CONTRACTS (continued)

The following written call option transactions occurred during the year ended December 31, 1998:



                                                                                    Number of
                                                                      Premiums      Contracts
                                                                    ------------   ----------
Options written, outstanding at December 31, 1997 ...............     $ 42,218       1
Options written during the year ended December 31, 1998 .........       94,645       3
Options exercised ...............................................      (65,611)     (2)
Options expired .................................................      (71,252)     (2)
                                                                      --------     ----
Options written, outstanding at December 31, 1998 ...............     $   --        --
                                                                      ========     ====

8. RESTRICTED SECURITIES
The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.



                                                Acquisition      Principal        Market       Percent of
                  Security                          Date          Amount          Value        Net Assets
--------------------------------------------   -------------   ------------   -------------   -----------
ABN-AMRO Mortgage Corporation,
 Series 1998-1, Class B4,
 6.7079%, due 04/25/28 .....................      03/05/98      $  564,778     $  367,635         1.01%
BA Mortgage Securities, Inc.,
 Series 1997-2, Class B4,
 7.25%, due 10/25/27 .......................      12/17/97         561,608        333,630         0.91
Compagnie De Radiocomunicaciones Moviles SA,
 9.25%, due 05/08/08 .......................      06/26/98       1,000,000        905,169         2.49
DLJ Mortgage Acceptance Corporation,
 Series 1996-I, Class B4,
 7.25%, due 09/25/11 .......................      10/25/96         186,344        144,183         0.40
Norwest Asset Securities Corporation,
 Series 1997-6, Class B4,
 7.50%, due 05/25/27 .......................      03/21/97         925,926        605,613         1.66
PNC Mortgage Securities Corporation,
 Series 1997-5, Class B5,
 7.25%, due 10/25/27 .......................      09/11/97         692,808        452,274         1.24
PNC Mortgage Securities Corporation,
 Series 1998-2, Class VB5,
 6.625%, due 03/25/28 ......................      03/30/98         694,774        424,464         1.16
PNC Mortgage Securities Corporation,
 Series 1998-11, Class 1B6,
 6.50%, due 11/25/28 .......................      10/23/98       1,498,836        326,465         0.90
Residential Asset Securitization Trust,
 Series 1997-A6, Class B4,
 7.25%, due 09/25/12 .......................      07/31/97         300,147        279,043         0.77
                                                                               ----------        -----
                                                                               $3,838,476        10.54%
                                                                               ==========        =====

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

9. ILLIQUID SECURITIES
Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities are deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.



                                                Acquisition      Principal         Market       Percent of
                  Security                          Date           Amount          Value        Net Assets
--------------------------------------------   -------------   -------------   -------------   -----------
Compagnie De Radiocomunicaciones Moviles SA,
 9.25%, due 05/08/08 .......................      06/26/98      $1,000,000      $  905,169         2.49%
DLJ Mortgage Acceptance Corporation,
 Series 1996-I, Class B4,
 7.25%, due 09/25/11 .......................      10/25/96         186,344         144,183         0.40
Norwest Asset Securities Corporation,
 Series 1997-6, Class B4,
 7.50%, due 05/25/27 .......................      03/21/97         925,926         605,613         1.66
PNC Mortgage Securities Corporation,
 Series 1997-5, Class B5,
 7.25%, due 10/25/27 .......................      09/11/97         692,808         452,274         1.24
PNC Mortgage Securities Corporation,
 Series 1998-2, Class VB5,
 6.625%, due 03/25/28 ......................      03/30/98         694,774         424,464         1.16
PNC Mortgage Securities Corporation,
 Series 1998-11, Class 1B6,
 6.50%, due 11/25/28 .......................      10/23/98       1,498,836         326,465         0.90
Residential Asset Securitization Trust,
 Series 1997-A6, Class B4,
 7.25%, due 09/25/12 .......................      07/31/97         300,147         279,043         0.77
                                                                                ----------         ----
                                                                                $3,137,211         8.62%
                                                                                ==========         ====

10. TAX INFORMATION (UNAUDITED)
The following tax information represents the designation of various tax benefits relating to the year ended December 31, 1998:

Net foreign source income received by the Fund from sources within foreign countries and possessions of the United States was $.9552 per share (representing a total of $3,225,699). The total amount of "qualifying" taxes paid by the Fund to such countries was $.0356 per share (representing a total of $120,105).


The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

      U.S. Treasury...............................................  0.95%
      Federal Home Loan Bank......................................  0.09
      Federal Home Loan Mortgage Corporation......................  0.30


The Fund designates $398,626, whether taken in shares or cash, as 20% long-term capital gain distributions.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:


                                                                           Year ended December 31,
                                                         -----------------------------------------------------------
                                                             1998        1997        1996       1995        1994
                                                         ----------- ----------- ----------- ---------- ------------
Net asset value, beginning of period ...................   $ 10.58      $11.22      $10.75     $ 9.80      $ 10.95
                                                           -------      ------      ------     ------      -------
Income (loss) from investment operations:
 Net investment income .................................      0.90        1.04        1.01       0.96         0.46
 Net realized and unrealized gain (loss) from
  investments and foreign currency
   transactions ........................................     (0.07)      (0.50)       0.36       0.95        (1.16)
                                                            ------     -------      ------     ------      -------
Total income (loss) from investment operations .........      0.83        0.54        1.37       1.91        (0.70)
                                                            ------     -------      ------     ------      -------
Less distributions:
 Distributions from net investment income ..............    ( 0.87)      (0.91)      (0.86)     (0.96)       (0.45)
 Distributions from net realized gains .................    ( 0.18)      (0.27)      (0.04)        --           --
                                                            ------     -------      ------     ------      ------
Total distributions ....................................    ( 1.05)      (1.18)      (0.90)     (0.96)       (0.45)
                                                           -------     -------      ------     ------      -------
Net asset value, end of period .........................   $ 10.36     $ 10.58      $11.22     $10.75      $  9.80
                                                           =======     =======      ======     ======      =======
Total return ...........................................      8.21%      5.00%      13.33%      20.10%     (6.52)%
Ratio to average net assets:
 Expenses, before reimbursement or waivers .............      1.89%      2.17%       2.33%       3.07%       1.80%
 Expenses, net of reimbursement or waivers .............      1.50%      1.50%       1.50%       2.75%       1.50%
 Net investment income,
  before reimbursement or waivers ......................     10.99%      8.99%       9.49%       9.48%       4.18%
 Net investment income .................................     11.38%      9.66%      10.32%       9.80%       4.48%
Portfolio turnover .....................................     45.26%    117.94%      71.83%     164.72%      10.20%
Net assets, end of period (000's omitted) ..............    $36,407   $ 23,668     $29,110    $ 12,255    $ 10,351

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Lexington Ramirez Global Income Fund:


     We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Ramirez Global Income Fund as of December 31, 1998, and the related statement of operations for the year ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Ramirez Global Income Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.





                                                            KPMG LLP


New York, New York
February 8, 1999

LEXINGTON
INVESTOR SERVICES
--------------------------------------
AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.


NO LOAD -- The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.*

                                   --------

FREE TELEPHONE EXCHANGE -- Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                                   --------

CHECK WRITING PRIVILEGES -- Lexington Money Market Trust permits investors immediate access to their funds with check writing for withdrawals from their account.

                                    --------

TAX SHELTERED PLANS -- IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                                   --------

CUSTODIAL ACCOUNTS FOR MINORS -- Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                                   --------

SYSTEMATIC WITHDRAWAL PLAN -- An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                                   --------

COMPLETE RECORD KEEPING -- A statement is provided for every transaction in addition to a year-end statement with tax information.

The Lexington Group of
No Load Investment Companies

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.-Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.-Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.-Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.-Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.-Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON  RAMIREZ  GLOBAL  INCOME  FUND-Seeks  high  current  income.   Capital
appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.-Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.-Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND-Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP FUND, INC. - Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND - Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.-Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST-Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0057. Read the prospectus carefully before you invest or send money.

*Redemptions on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

LEXINGTON
RAMIREZ GLOBAL INCOME FUND


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

SUB-ADVISER
--------------------------------------------------------------------------------
MFR ADVISORS, INC.
1 Liberty Plaza
46th Floor
165 Broadway
New York, New York 10006

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


            ALL SHAREHOLDER REQUESTS FOR SERVICES OF
            ANY KIND SHOULD BE SENT TO:

            TRANSFER AGENT
            ------------------------------------
            STATE STREET BANK AND
            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, Missouri 64105

            OR CALL TOLL FREE:
            SERVICE AND SALES: 1-800-526-0056
            24 HOUR ACCOUNT INFORMATION:
            1-800-526-0052

--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington Ramirez Global Income Fund and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                         ==============================
                                    LEXINGTON
                         ==============================


                               [GRAPHIC OMITTED]


                                    LEXINGTON
                                     RAMIREZ
                                     GLOBAL
                                     INCOME
                                      FUND

                         ------------------------------
                           Seeks high current income.
                           The appreciation of Capital
                            is a secondary objective

                         ------------------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                               The Lexington Group
                                   of NO LOAD
                              Investment Companies